UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)    The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Live Oak Bancshares, Inc. (the “Company”) was held on May 16, 2023. On March 10, 2023, the record date for the Annual Meeting, 44,240,800 shares of the Company’s voting common stock were issued and outstanding, of which 41,173,463 were present for purposes of establishing a quorum.

(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)     Shareholders elected Tonya W. Bradford, William H. Cameron, Casey S. Crawford, Diane B. Glossman, Glen F. Hoffsis, David G. Lucht, James S. Mahan III, Miltom E. Petty, Neil L. Underwood, Yousef A. Valine, and William L. Williams III to the Board of Directors for terms of one year;

(2)    Shareholders approved an amendment of the Company’s Amended and Restated 2015 Omnibus Stock Incentive Plan to increase the number of shares of voting common stock issuable under such plan;

(3)    Shareholders approved a non-binding, advisory proposal to approve compensation paid to the Company’s named executive officers;

(4)    Shareholders ratified FORVIS, LLP as the Company’s independent auditors for 2023.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to such matter.

Item	For	Against	Withheld/Abstain	Broker Non-Votes
Election of Directors

Tonya W. Bradford	29,632,299	__	5,934,276	5,606,888
William H. Cameron	28,546,467	__	7,020,108	5,606,888
Casey S. Crawford	35,522,787	__	43,788	5,606,888
Diane B. Glossman	26,501,612	__	9,064,963	5,606,888
Glen F. Hoffsis	30,405,740	__	5,160,835	5,606,888
David G. Lucht	33,834,849	__	1,731,726	5,606,888
James S. Mahan III	35,203,720	__	362,855	5,606,888
Miltom E. Petty	23,146,708	__	12,419,867	5,606,888
Neil L. Underwood	35,268,570	__	298,005	5,606,888
Yousef A. Valine	35,501,783	__	64,792	5,606,888
William L. Williams III	35,269,337	__	297,238	5,606,888

Amendment of the Company’s 2015 Amended and Restated Omnibus Stock Incentive Plan	27,323,928	8,143,849	98,798	5,606,888

Advisory proposal to approve compensation paid to the Company’s named executive officers	30,410,669	5,014,188	141,718	5,606,888

Ratification of the Selection of FORVIS, LLP as Independent Auditors of the Company for 2023	40,666,163	466,066	41,234	__

(c)    Not applicable.

(d)    Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: May 18, 2023	By:	/s/ Gregory W. Seward
Gregory W. Seward General Counsel